Financing Arrangements	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Financing Arrangements

Total debt as of December 31 consisted of the following:

(In millions)	December 31, 2012 (1)	December 31, 2011 (1)
7.500% debentures due 2015	$50.0	$50.0
Senior secured term loan due 2017	294.5	297.0
7.375% senior notes due 2020	360.0	360.0
Other debt	2.4	—
Total debt	$706.9	$707.0
Less short-term and current portion of long-term debt	3.8	3.0
Total long-term debt, net of current portion	$703.1	$704.0

(1) Book values include unamortized discounts, where applicable.
In connection with the proposed Spartech acquisition, on October 23, 2012, PolyOne obtained a commitment letter from Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and WF Investment Holdings, LLC for a new $250 million Senior Unsecured Bridge Facility (the Bridge Loan). The Bridge Loan is available to PolyOne in one draw upon consummation of the acquisition subject to a 1.25% underwriting fee and a funding fee in the amount of 0.25% due on the funding date of the Bridge Loan and on each three month anniversary thereof (if PolyOne elects to draw upon the loan). The Bridge Loan has a one year term with a roll-over option (subject to a 1.75% roll-over fee) for which the Bridge Loan could convert into a Senior Secured Roll-Over Loan with a 10 year maturity. In lieu of drawing upon the Bridge Loan, we intend to obtain permanent long-term debt financing of at least $250 million prior to or upon closing of the Spartech acquisition. We expect to use these proceeds to finance part of the acquisition, pay fees and expenses incurred in connection with this acquisition and, among other things, to repay certain existing indebtedness (and any applicable premium) of Spartech. Finally, we are currently in discussions with various banks, whereby, contingent upon the close of the pending Spartech acquisition, we would increase our revolving credit facility by $100 million to a maximum availability of $400 million, with an additional $50 million accordion feature. However, we have not entered into any definitive agreement regarding such increase and there can be no assurance that we will do so.
In 2012, we incurred $3.1 million in debt financing fees related to the Bridge Loan, of which $1.3 million was expensed, and the remaining balance resides in Other current assets on the Consolidated Balance Sheets at December 31, 2012. The remaining balance is being amortized over the expected remaining life of the commitment.
On December 21, 2011, the Company entered into a senior secured term loan facility having an aggregate principal amount of $300.0 million. We used the net proceeds from the term loan to partially fund the acquisition of ColorMatrix. The term loan is recorded at par value less a discount, which is amortized over the life of the debt. The unamortized discount was $2.5 million and $3.0 million as of December 31, 2012 and 2011, respectively.
The interest rate per annum under the term loan is, at PolyOne’s option, either LIBOR (subject to a 1.25% floor) or a Prime rate, plus an applicable margin percentage. The applicable margin is variable based upon our leverage ratio being greater than 2.25x. The current LIBOR and Prime rate margin is 3.75% and 2.75%, respectively, per annum. The effective interest rate, including deferred financing costs, on the term loan was 5.7% during the years ended December 31, 2012 and 2011.
The obligations of PolyOne under the term loan are secured by a first lien on certain existing and future property and assets of PolyOne and certain of its U.S. subsidiaries, a 100% pledge of the voting capital stock of PolyOne’s U.S. subsidiaries, a 65% pledge of the voting capital stock of PolyOne’s direct foreign subsidiaries (subject to certain exceptions) and a second lien on U.S. accounts receivable and inventory. The term loan agreement contains customary covenants including various financial covenants. The financial covenants include an interest coverage ratio, a maximum leverage ratio, and maximum amount of capital expenditures. We were in compliance with all financial covenants as of December 31, 2012.
The term loan includes annual principal payments of $3.0 million, and the remaining balance matures on December 20, 2017. In addition, subject to certain thresholds and exceptions, PolyOne will be required to prepay the loans outstanding under the term loan with (i) net cash proceeds from non-ordinary course sales of property and assets of PolyOne or any of its subsidiaries, (ii) net cash proceeds from the issuance or incurrence of additional debt of PolyOne or any of its subsidiaries and (iii) a portion of the amount of its excess cash flow (as defined in the term loan agreement) in any fiscal year.
On December 21, 2011, we retired our accounts receivable facility that was set to mature in June 2012 and replaced it with a five-year senior secured revolving credit facility, which includes up to $300.0 million in revolving loans, subject to a borrowing base with advances against U.S. and Canadian accounts receivable and inventory. A portion of the revolving credit facility is available for letters of credit and swing line loans of up to $50.0 million. We have the option to increase the availability under the revolving credit facility to $350.0 million, subject to our meeting certain requirements and obtaining commitments for such increase.
The obligations of PolyOne and certain of its U.S. subsidiaries under the senior secured revolving credit facility are secured on a first priority basis by U.S. accounts receivable and inventory, and a second priority lien on the assets that secure the term loan facility. The obligations of PolyOne’s Canadian subsidiaries, which may be borrowers under the revolving credit facility, are secured by Canadian accounts receivable and inventory as well as the assets that secure the obligations of PolyOne and its U.S. subsidiaries. The interest rates per annum applicable to loans under the revolving credit facility will be, at PolyOne’s option, equal to either (i) a base rate or (ii) a LIBOR rate, for one-, two- or three-month interest periods, in each case plus an applicable margin percentage. The margin is variable based upon our quarterly excess availability. The current margin percentage is (i) 1.00% per annum in the case of base rate advances, and (ii) 2.00% per annum in the case of LIBOR rate advances.
The agreement governing the revolving credit facility contains customary covenants including maximum amount of capital expenditures and a financial covenant to maintain a minimum fixed charge coverage ratio of 1.1x, which only comes to effect when excess availability falls below 10% of the maximum credit. The revolving credit facility also requires the payment of an unused commitment fee per annum of 0.5% if the average daily balance is less than 50% of the maximum facility and 0.375% per annum if the average daily balance is equal to or greater than 50% of the maximum facility. As of December 31, 2012, we were in compliance with all covenants, there were no outstanding borrowings, and we had availability of $171.2 million under the revolving credit facility.
During 2011, we incurred $12.5 million in debt financing related fees. These costs are included in Other current and Other non-current assets and are being amortized over the life of their respective agreements.
In November 2011, we repurchased the aggregate principal of $22.9 million of our 8.875% senior notes due 2012 at a premium of $0.9 million.
In September 2010, we issued $360 million of senior unsecured notes at par that mature in September 2020 and bear interest at 7.375% per annum, payable semi-annually in arrears on March 15th and September 15th of each year. Deferred financing costs of $7.3 million from the issuance were initially included in Other non-current and other current assets and are being amortized over 10 years, the term of the senior unsecured notes. We used a portion of the net proceeds from the issuance of these notes to repurchase $257.1 million aggregate principal amount of our 8.875% senior notes due May 2012 at a premium of $25.7 million. The tender premium, $0.7 million of other debt extinguishment costs and the write-off of deferred note issuance costs of $1.7 million are shown within the Debt extinguishment costs line in our Consolidated Statement of Income.
In July 2010, we repaid $40 million of outstanding borrowings and terminated the related commitments under our $40 million unsecured revolving and letter of credit facility, which was scheduled to mature on March 20, 2011. Debt extinguishment costs of $1.4 million related to the early retirement of this debt are shown within the Debt extinguishment costs line in our Consolidated Statement of Income.
In February 2010, we repaid $20 million aggregate principal amount of our 6.52% medium-term notes.
Aggregate maturities of debt for the next five years and thereafter are as follows:

(In millions)
2013	$3.8
2014	3.0
2015	53.0
2016	3.0
2017	285.0
Thereafter	361.6
Aggregate maturities	709.4
Less: unamortized discounts	(2.5)
Total debt	$706.9

Included in Interest expense, net for the years ended December 31, 2012, 2011 and 2010 was interest income of $0.8 million, $0.7 million and $2.9 million, respectively. Total interest paid on long-term and short-term borrowings was $45.8 million in 2012, $32.0 million in 2011 and $30.3 million in 2010.